                                                                EXHIBIT(10)(A)16



                                   AT&T CORP.

                        EXECUTIVE LIFE INSURANCE PROGRAM

                 Amended and Restated Effective January 1, 2004

                                   AT&T CORP.

                        EXECUTIVE LIFE INSURANCE PROGRAM

                                TABLE OF CONTENTS

SECTION 1 -  DEFINITIONS ...........................................................   1

    1.0    Administrator ...........................................................   1
    1.1    Assignee ................................................................   1
    1.2    Beneficiary .............................................................   1
    1.3    Benefit Amount ..........................................................   2
    1.4    Board ...................................................................   2
    1.5    Change in Control .......................................................   2
    1.6    Company .................................................................   2
    1.7    Director ................................................................   2
    1.8    Eligible Executive ......................................................   2
    1.9    Eligible for Retirement-Related Benefit .................................   2
    1.10   Employer ................................................................   3
    1.11   ERISA ...................................................................   3
    1.12   Insurance Policy ........................................................   3
    1.13   Insurer .................................................................   3
    1.14   Normal Termination Date .................................................   3
    1.15   Officer .................................................................   3
    1.16   Participant .............................................................   3
    1.17   Policyholder ............................................................   4
    1.18   Previous Director Program ...............................................   4
    1.19   Prior Officer Programs ..................................................   4
    1.20   Program .................................................................   4

SECTION 2 - ELIGIBILITY AND PARTICIPATION ..........................................   5

    2.0    Eligibility Conditions ..................................................   5
    2.1    Commencement and Duration of Participation ..............................   5
    2.2    Disability Prior to Normal Termination Date .............................   5
    2.3    Termination of Employment Prior to Normal Termination Date ..............   6
    2.4    Recommencement of Participation .........................................   6

SECTION 3 - PROCUREMENT OF INSURANCE POLICY ........................................   7

    3.0    Insurance Application Requirements ......................................   7
    3.1    Cooperation Requirement for Eligible Executive ..........................   7
    3.2    Cooperation Requirement for Policyholder ................................   7
    3.3    Consequences of Failure to Cooperate ....................................   8

                                     - i -                     TABLE OF CONTENTS

                   AT&T Corp. Executive Life Insurance Program

SECTION 4 -  INCIDENTS OF OWNERSHIP ................................................   9

    4.0    Policy Ownership ........................................................   9
    4.1    Rights of Policyholder and Company ......................................  11
    4.2    Assignment of Insurance Policy by Policyholder ..........................  11
    4.3    Beneficiary Elections and Settlement Options ............................  11
    4.4    No Ownership Interest by the Company ....................................  11

SECTION 5 -  PAYMENT OF BENEFITS ...................................................  12

    5.0    Source of Benefits ......................................................  12
    5.1    Payment of Insurance Premiums ...........................................  12
    5.2    Benefit Amount ..........................................................  12
    5.3    Tax Adjustment ..........................................................  15
    5.4    Beneficiary Designations ................................................  15
    5.5    No Company or Employer Obligation .......................................  16
    5.6    No Affect on Other Company Benefits .....................................  16

SECTION 6 - TERMINATION OF PARTICIPATION ...........................................  17

    6.0    Events that Cause Termination of Participation ..........................  17
    6.1    Death of Participant Prior to Normal Termination Date ...................  18
    6.2    Attainment of Normal Termination Date ...................................  18
    6.3    Discontinuance of Participation Prior to Normal Termination Date ........  19

SECTION 7 - CLAIMS AND APPEALS .....................................................  20

    7.0    Claims ..................................................................  20
    7.1    Claim Decision ..........................................................  20
    7.2    Request for Review ......................................................  21
    7.3    Review of Decision ......................................................  21

SECTION 8 -  AMENDMENT  AND TERMINATION ............................................  23

    8.0    Continuation of Program .................................................  23
    8.1    Amendment or Termination ................................................  23
    8.2    Continued Maintenance of Program After Change in Control ................  23
    8.3    Prohibition on Amendments After Change in Control .......................  23

SECTION 9 -  GENERAL PROVISIONS ....................................................  25

    9.0    Named Fiduciary .........................................................  25
    9.1    Effective Date ..........................................................  25
    9.2    Calendar Year Program ...................................................  25

                                     - ii -                    TABLE OF CONTENTS

                        AT&T Corp. Executive Life Insurance Program


    9.3    Notice Under Program ....................................................  25
    9.4    Binding Effect ..........................................................  25
    9.5    Welfare Plan Under ERISA ................................................  25
    9.6    Plan Document ...........................................................  26
    9.7    Governing Law ...........................................................  26
    9.8    Severability ............................................................  26
    9.9    Headings ................................................................  26
    9.10   Procedural Rules ........................................................  26
    9.11   Construction ............................................................  26

                                     - iii -                   TABLE OF CONTENTS

                                   AT&T CORP.

                        EXECUTIVE LIFE INSURANCE PROGRAM

                                     PURPOSE

The AT&T Corp. Executive Life Insurance Program was established, effective October 1, 1999, to provide life insurance benefits for certain executives of the Company who were classified as Officers and who contribute to the continued growth, development, and future business of the Company. From the time of its adoption through December 31, 2003, the AT&T Corp. Executive Life Insurance Program was known as the "AT&T Corp. Senior Management Universal Life Insurance Program".

Effective as of January 1, 2004, the AT&T Corp. Executive Life Insurance Program was amended and restated to modify the normal levels of pre-retirement and postretirement life insurance benefits provided and to expand coverage to include certain other employees of the Company who are classified as Directors. The name of the AT&T Corp. Senior Management Universal Life Insurance Program was also changed to "AT&T Corp. Executive Life Insurance Program", effective as of January 1, 2004, to reflect the broader classification of employees who are eligible to participate in it.

                                     SECTION
                                       1.
                                   DEFINITIONS

The following words and phrases, as used in this plan document, shall have the meanings set forth below unless a clearly different meaning is required by the context in which the word or phrase is used.

1.0 ADMINISTRATOR. "Administrator" means the Executive Vice President - Human Resources of the Company (or any successor to such position) having responsibility for personnel matters, or his or her designee. The Administrator shall manage and administer the Program in accordance with its terms and conditions.

1.1 ASSIGNEE. "Assignee" means the person, trust, entity or organization to whom or to which a Policyholder makes an irrevocable assignment on or after October 1, 1999, of all his or her rights, title, interest, and incidents of ownership, both present and future, to the Insurance Policy and any other assignable rights to the benefits under the Program.

1.2 BENEFICIARY. "Beneficiary" means the person, trust, entity, organization or the estate of a Policyholder designated pursuant to Section 5.4 that is entitled to receive benefits from an Insurance Policy upon the death of a Participant whose life is insured by the Insurance Policy.



ARTICLE 1                             -1-                           DEFINITIONS

                   AT&T Corp. Executive Life Insurance Program


1.3 BENEFIT AMOUNT. "Benefit Amount" means the amount of the life insurance benefit under the Insurance Policy for which premiums are payable by the Company under the Program. The "Benefit Amount" for a Participant shall be determined in accordance with Section 5.2.

1.4   BOARD. "Board" means the Board of Directors of the Company.


1.5 CHANGE IN CONTROL. "Change in Control" has the same meaning assigned to that term under the AT&T 1997 Long Term Incentive Program, as in effect on October 23, 2000.

1.6 COMPANY. "Company" means AT&T Corp., a New York corporation, and any successors to such entity.

1.7 DIRECTOR. "Director" means a management employee of the Employer who is classified as a "Manager 5" in a non-banded environment, or at the salary grade level of "E-band", or its equivalent, in a banded environment (also referred to as an "Executive" from time to time).

1.8 ELIGIBLE EXECUTIVE. "Eligible Executive" means (a) an active management employee of the Employer who, on September 30, 1999, was an Officer and was covered as an insured under one or more life insurance policies that were subject to a collateral assignment agreement with the Company under one or both of the Prior Officer Programs; (b) any other active management employee of the Employer who, on or after October 1, 1999, is classified as a U.S.-based Officer and is determined by the Administrator, in his or her sole discretion, to be eligible for participation in the Program; (c) an individual (i) whose participation in the Previous Director Program terminates on or after December 31, 2003, (ii) who is an active management employee of the Employer classified as a Director immediately prior to and after his or her termination of participation in the Previous Director Program, and (iii) who is determined by the Administrator, in his or her sole discretion, to be eligible for participation in the Program; or (d) any other active management employee of the Employer who, on or after January 1, 2004, is classified as a U.S.-based Director and is determined by the Administrator, in his or her sole discretion, to be eligible for participation in the Program.

1.9 ELIGIBILE FOR RETIREMENT-RELATED BENEFITS. "Eligible for Retirement-Related Benefits" means, for purposes of this Program, that a Participant has satisfied the minimum age and service requirements then in effect to be eligible for Company-paid or retiree-paid (access only) postretirement medical benefits under (a) the AT&T Medical Expense Plan for Retired Employees (applicable to the period from October 1, 1999 through December 31, 2000); or (b) the AT&T Corp. Postretirement Welfare Benefits Plan (applicable to periods beginning on or after January 1, 2001). For purposes of this definition, a Participant's satisfaction of the minimum age and service




ARTICLE 1                             -2-                            DEFINITIONS

                   AT&T Corp. Executive Life Insurance Program

      requirements for postretirement medical benefits eligibility shall be determined without application of any "Rule of 65" eligibility provisions set forth in the AT&T Medical Expense Plan for Retired Employees and the AT&T Corp. Postretirement Welfare Benefits Plan, as applicable.

1.10 EMPLOYER. "Employer" means the Company and certain of its subsidiaries and affiliates, as determined by the Company in its sole discretion.

1.11 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.12 INSURANCE POLICY. "Insurance Policy" means one or more life insurance contracts issued by the Insurer on the life of an Eligible Executive under this Program.

1.13 INSURER. "Insurer" means the insurance company or companies to which the Company shall apply for insurance on an Eligible Executive's life, and which issues an Insurance Policy.

1.14 NORMAL TERMINATION DATE. "Normal Termination Date" means the latest of (a) the date on which a Participant is Eligible for Retirement-Related Benefits from the Company; (b) the date on which a Participant attains age sixty-five (65); (c) the date as of which a Participant has been covered for a combined total of at least fifteen (15) years under the Program and either (i) the Prior Officer Programs (applicable only to an Eligible Executive who is an Officer and had coverage under one or both of the Prior Officer Programs; if the Eligible Executive had coverage under both of the Prior Officer Programs, this 15-year period of coverage shall be measured beginning from the later of his or her coverage commencement dates under the respective Prior Officer Programs), or (ii) the Previous Director Program (applicable only to an Eligible Executive who is a Director and had coverage under the Previous Director Program on the day before he or she becomes a Participant); or (d) the date as of which the Insurance Policy has sufficient cash value, as determined by the Company in its sole discretion, to provide life insurance coverage for the Participant's remaining life expectancy.

1.15 OFFICER. "Officer" means a management employee of the Employer who is classified as a "Manager 6" or higher level in a non-banded environment, or at a salary grade level above "E-band", or its equivalent, in a banded environment (also referred to as a "Senior Manager" from time to time).

1.16 PARTICIPANT. "Participant" means an Eligible Executive who has satisfied all of the eligibility and enrollment conditions in Section 2.0 and with respect to whom an application for an Insurance Policy has been approved by the Insurer. For purposes of this Section 1.16, "Participant" shall include (a) a Participant who subsequently





ARTICLE 1                             -3-                            DEFINITIONS

                   AT&T Corp. Executive Life Insurance Program

      becomes disabled and satisfies the requirements of Section 2.2; and (b) a Participant who terminates employment with the Employer and is then Eligible for Retirement-Related Benefits as provided for in Section 2.3.

1.17 POLICYHOLDER. "Policyholder" means the person, trust, entity or organization determined in accordance with Section 4.0 to be the owner of the Insurance Policy on an Eligible Executive's life.

1.18 PREVIOUS DIRECTOR PROGRAM. "Previous Director Program" means the AT&T Corp. Executive Basic Life Insurance Program, as in effect on December 31, 2003.

1.19 PRIOR OFFICER PROGRAMS. "Prior Officer Programs" means the AT&T Senior Management Basic Life Insurance Program and the AT&T Senior Management Individual Life Insurance Program, as in effect on September 30, 1999. The Prior Officer Programs shall be terminated effective as of September 30, 1999, and replaced by the Program.

1.20 PROGRAM. "Program" means the AT&T Corp. Executive Life Insurance Program, which shall be evidenced by this plan document, as amended from time to time. Prior to January 1, 2004, the AT&T Corp. Executive Life Insurance Program was known as the "AT&T Corp. Senior Management Universal Life Insurance Program".





ARTICLE 1                             -4-                            DEFINITIONS

                   AT&T Corp. Executive Life Insurance Program



                                     SECTION
                                       2.
                          ELIGIBILITY AND PARTICIPATION

2.0 ELIGIBILITY CONDITIONS. Upon becoming an Eligible Executive, an individual must satisfy all of the following conditions applicable to the Eligible Executive in order to become a Participant:

      (a) The Eligible Executive shall complete, execute, and return (or cause his or her assignee, if any, under the Previous Director Program to complete, execute, and return) any and all of the documentation determined by the Administrator to be necessary to relinquish any rights the Eligible Executive or his or her assignee (if any) has under the life insurance policy or policies on his or her life that were issued to and owned by the Company under the Previous Director Program prior to January 1, 2004;

      (b) The Eligible Executive shall complete, execute, and return all of the enrollment applications and other documents required under the Program in the form approved by the Administrator;

      (c) The Eligible Executive shall cooperate with the Company in obtaining the Insurance Policy on his or her life as required by Sections 3.0 and 3.1; and

      (d) The Eligible Executive shall comply with such further conditions as may be established by the Administrator from time to time.

2.1 COMMENCEMENT AND DURATION OF PARTICIPATION. An Eligible Employee who has satisfied all of the applicable eligibility conditions in Section 2.0 shall become a Participant on the day the Eligible Employee's application for the Insurance Policy on his or her life made pursuant to Section 3.0 is approved by the Insurer. Subject to the provisions of Sections 2.2, 2.3, 3.3, and 4.1, an Eligible Executive shall be eligible to continue to participate in the Program until the occurrence of any event described in
      Section 6.0 that causes the termination of his or her participation in the Program.

2.2 DISABILITY PRIOR TO NORMAL TERMINATION DATE. In the event that (a) a Participant is determined to be disabled for purposes of eligibility to receive long-term disability benefits under the AT&T Corp. Executive Disability Plan, and (b) the Participant continues to be disabled until his or her Normal Termination Date (without regard to whether the Participant continues to receive long-term disability benefit payments under the AT&T Corp. Executive Disability Plan through such date), the Participant shall be eligible to continue to participate in the Program. Such eligibility to participate shall continue until the earliest of (i) the date the Participant attains his or her Normal Termination Date; (ii) the date the Participant ceases to be disabled for





ARTICLE 2                             -5-                        ELIGIBILITY AND
                                                                   PARTICIPATION

                   AT&T Corp. Executive Life Insurance Program

      purposes of eligibility to receive long-term disability benefits under the AT&T Corp. Executive Disability Plan and does not immediately thereafter resume, for any reason, active employment with the Employer; or (iii) the occurrence of any other event described in Section 6.0 that causes termination of participation.

2.3 TERMINATION OF EMPLOYMENT PRIOR TO NORMAL TERMINATION DATE. In the event that a Participant (a) terminates employment prior to his or her Normal Termination Date, and (b) is Eligible for Retirement-Related Benefits from the Company, the Participant shall be eligible to continue to participate in the Program. Such eligibility to participate shall continue until the earlier of (i) the date the Participant attains his or her Normal Termination Date; or (ii) the occurrence of any other event described in
      Section 6.0 that causes termination of participation.

2.4 RECOMMENCEMENT OF PARTICIPATION. Once a Participant's participation in the Program has terminated as provided in Section 6.0 (other than due to the occurrence of an event described in Sections 6.0(a), (b), (c), (g) or
      (i)), he or she may recommence participation in the Program if he or she
      (a) is an Eligible Executive at the time participation is to recommence; and (b) satisfies any and all requirements for recommencement of participation established by the Administrator, in his or her sole discretion.





ARTICLE 2                             -6-                        ELIGIBILITY AND
                                                                   PARTICIPATION

                   AT&T Corp. Executive Life Insurance Program


                                     SECTION
                                       3.
                         PROCUREMENT OF INSURANCE POLICY

3.0 INSURANCE APPLICATION REQUIREMENTS. The Company shall apply to the Insurer for an Insurance Policy on the life of each Eligible Executive in an amount determined by the Company to be sufficient to provide the applicable Benefit Amount for the Eligible Executive.

3.1 COOPERATION REQUIREMENT FOR ELIGIBLE EXECUTIVE. An Eligible Executive shall reasonably cooperate with the Company in its efforts to apply for and obtain the Insurance Policy on his or her life by:

      (a) Furnishing such information as the Insurer may require for completion of the insurance application and related forms and documents;

      (b) Taking such physical examinations and supplying medical history as may be requested by the Insurer;

      (c)   Signing the application for the Insurance Policy as the insured; and

      (d) Doing any other act to comply with the underwriting and policy issuance requirements which may reasonably be requested by the Insurer or the Administrator.

3.2 COOPERATION REQUIREMENT FOR POLICYHOLDER. A Policyholder shall reasonably cooperate with the Company in its efforts to apply for and obtain the Insurance Policy on the life of an Eligible Executive by:

      (a) Furnishing such information as the Insurer may require for completion of the insurance application and related forms and documents;

      (b) Signing the application for the Insurance Policy as the proposed policy owner; and

      (c) Doing any other act to comply with the underwriting and policy issuance requirements which may reasonably be requested by the Insurer or the Administrator.




ARTICLE 3                             -7-                         PROCUREMENT OF
                                                                INSURANCE POLICY

                   AT&T Corp. Executive Life Insurance Program



3.3 CONSEQUENCES OF FAILURE TO COOPERATE. The Company shall have no obligation to the Eligible Executive, the Policyholder or the Policyholder's Beneficiary under the Program, and the Eligible Executive's participation in the Program shall become null, void, and of no force or effect if:

        (a) The Administrator, in his or her sole discretion, determines that an Eligible Executive or the Policyholder has not adequately cooperated in the process of procuring the Insurance Policy on the Eligible Executive's life as required by Section 3.1 and
               Section 3.2, respectively; or

        (b) The Company is, for any reason, unable to obtain insurance in the specified amount on an Eligible Executive's life at standard rates or rates otherwise acceptable to the Company.

ARTICLE 3                            - 8 -                        PROCUREMENT OF
                                                                INSURANCE POLICY

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                                     SECTION
                                       4.
                             INCIDENTS OF OWNERSHIP

4.0 POLICY OWNERSHIP. The Insurance Policy shall, at all times, be owned solely and absolutely by the Policyholder, except in the event of an assignment to an Assignee as provided for in Section 4.2. The person, trust, entity or organization that will be the Policyholder with respect to a Participant shall be determined as follows:

      (a) Officer Who Participated in Prior Officer Programs with Single Policy Owner. If (i) an Eligible Executive is an Officer who becomes a Participant on October 1, 1999, (ii) the Eligible Executive was covered as an insured under one or more life insurance policies that are subject to a collateral assignment with the Company under one or both of the Prior Officer Programs on September 30, 1999, and (iii) all such life insurance policies were owned by a single policy owner (or assignee) on September 30, 1999, then such policy owner (or assignee) shall be the Eligible Executive's Policyholder under the Program.

      (b) Officer Who Participated in Prior Officer Programs with Multiple Policy Owners. If (i) an Eligible Executive is an Officer who becomes a Participant on October 1, 1999, (ii) the Eligible Executive was covered as an insured under one or more life insurance policies that are subject to a collateral assignment agreement with the Company under one or both of the Prior Officer Programs on September 30, 1999, and (ii) all such life insurance policies were owned by two or more different policy owners (or assignees) on September 30, 1999, then the Eligible Executive's Policyholder under the Program shall be the person, trust, entity or organization that all of such policy owners or assignees (excluding the Eligible Executive if he or she is one of the policy owners) agree upon and designate as the Policyholder with respect to the Eligible Executive. If, for any reason, an agreement among such policy owners (or assignees) cannot be reached by October 1, 1999, and/or no designation of Policyholder is received by the Administrator by October 1, 1999, the Eligible Executive shall be the Policyholder unless the Administrator, in his or her sole discretion, determines that one or more other persons, trusts, entities or organizations should be the Policyholder with respect to the Insurance Policy on the Eligible Executive's life.

      (c)   Officer Who Did Not Participate in the Prior Officer Programs. If
            (i) an Eligible Executive is an Officer who becomes a Participant on or after October 1, 1999, and (ii) such Eligible Executive was not covered as an insured under one or more life insurance policies issued under the Prior Officer Programs on September 30, 1999, then the Eligible Executive's Policyholder


ARTICLE 4                            - 9 -                INCIDENTS OF OWNERSHIP

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

            under the Program shall be the person (including the Eligible Executive), trust, entity or organization that the Eligible Executive designates to be his or her Policyholder in the Eligible Executive's written enrollment application for participation in the Program. If, for any reason, an Eligible Executive described in this
            Section 4.0(c) fails to designate a Policyholder under the Program, then the Eligible Executive shall be the Policyholder with respect to the Insurance Policy on his or her life.

      (d) Director Who Participated in Previous Director Program and Assigned Interest in Program or Policy. If (i) an Eligible Executive is a Director who becomes a Participant on or after January 1, 2004, (ii) the Eligible Executive was covered as an insured under a life insurance policy issued under the Previous Director Program on the day immediately preceding the day on which he or she becomes a Participant, and (iii) as of the date described in the immediately preceding item (ii), the Eligible Executive had assigned any or all of his or her interest in the Previous Director Program and/or the life insurance policy issued on his or her life thereunder to an assignee, then such assignee shall be the Eligible Executive's Policyholder under the Program.

      (e) Director Who Participated in Previous Director Program and Did Not Assign Interest in Program or Policy. If (i) an Eligible Executive is a Director who becomes a Participant on or after January 1, 2004, and (ii) the Eligible Executive was covered as an insured under a life insurance policy issued under the Previous Director Program on the day immediately preceding the day on which he or she becomes a Participant, and (iii) as of the date described in the immediately preceding item (ii), the Eligible Executive had not assigned any or all of his or her interest in the Previous Director Program and/or the life insurance policy issued on his or her life thereunder to an assignee, then the Eligible Executive's Policyholder under the Program shall be the person (including the Eligible Executive), trust, entity or organization that the Eligible Executive designates to be his or her Policyholder in the Eligible Executive's written enrollment application for participation in the Program. If, for any reason, an Eligible Executive described in this Section 4.0(e) fails to designate a Policyholder under the Program, then the Eligible Executive shall be the Policyholder with respect to the Insurance Policy on his or her life.

      (f)   Director Who Did Not Participate in Previous Director Program. If
            (i) an Eligible Executive is a Director who becomes a Participant on or after January 1, 2004, (ii) the Eligible Executive was not covered as an insured under a life insurance policy issued under the Previous Director Program on the day immediately preceding the day on which he becomes a Participant, then the Eligible Executive's Policyholder under the Program shall be the person (including the Eligible Executive), trust, entity or organization that the Eligible


ARTICLE 4                            - 10 -               INCIDENTS OF OWNERSHIP

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

            Executive designates to be his or her Policyholder in the Eligible Executive's written enrollment application for participation in the Program. If, for any reason, an Eligible Executive described in this
            Section 4.0(f) fails to designate a Policyholder under the Program, then the Eligible Executive shall be the Policyholder with respect to the Insurance Policy on his or her life.

4.1 RIGHTS OF POLICYHOLDER AND COMPANY. Prior to a Participant's Normal Termination Date, the Policyholder or his or her Assignee shall control all incidents of ownership with respect to the Insurance Policy including all policy cash values and death benefits under the Insurance Policy on the Participant's life. However, in the event the Policyholder or his or her Assignee surrenders the Insurance Policy, withdraws any cash value from the Insurance Policy or obtains a loan from the Insurance Policy, the Participant's participation in the Program shall immediately cease and the Company will not be obligated to continue to make any further premium payments as otherwise provided by Section 5.1 for the Insurance Policy.

4.2 ASSIGNMENT OF INSURANCE POLICY BY POLICYHOLDER. A Policyholder shall have the right, at any time, to absolutely and irrevocably assign his or her rights, title, interest, and incidents of ownership in and to the Insurance Policy and any other assignable rights to benefits under this Program to any person, trust, entity or organization. Any assignment shall be subject to the consent of the Insurer. Any such assignment shall be on a form approved by the Insurer. No assignment by a Policyholder shall be effective until acknowledged in writing by the Insurer. A copy of the written acknowledgment shall be returned to the Policyholder and the Assignee. Once the assignment of the Insurance Policy has been acknowledged by the Insurer, the Policyholder shall have no further rights, title, interest or incidents of ownership, both present and future, in or under the Insurance Policy or to any other rights to benefits under the Program covered by the assignment, and the Assignee shall have all such assigned rights, title, interest, and incidents of ownership, both present and future, under the Insurance Policy and the Program.

4.3 BENEFICIARY ELECTIONS AND SETTLEMENT OPTIONS. A Policyholder or his or her Assignee, if any, may exercise (a) the right to designate or change the Beneficiary of life insurance proceeds under the Insurance Policy pursuant to Section 5.4; and (b) the right to elect any optional mode of settlement with respect to such life insurance proceeds. Upon request of a Policyholder or his or her Assignee, if any, the applicable form for any designation or change of Beneficiary or any election of an optional mode of settlement shall be sent to a Policyholder, an Assignee or a Beneficiary, as appropriate.

4.4 NO OWNERSHIP INTEREST BY THE COMPANY. No provision in the Program shall be construed or interpreted to permit or provide the Company with any rights, title, interest or incidents of ownership, both present or future, to the Insurance Policy.


ARTICLE 4                            - 11 -               INCIDENTS OF OWNERSHIP

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                                     SECTION
                                       5.
                               PAYMENT OF BENEFITS

5.0 SOURCE OF BENEFITS. The sole benefit under the Program to a Participant shall be the premium payments made by the Company to the Insurer pursuant to Section 5.1 to maintain the Insurance Policy on his or her life and the tax adjustment made pursuant to Section 5.3. A Beneficiary's sole source of benefits under the Program shall be the Insurance Policy under which the Policyholder, or his or her Assignee, designates a Beneficiary to receive benefits payable upon the Participant's death.

5.1 PAYMENT OF INSURANCE PREMIUMS. When the Company submits an application for the Insurance Policy on the life of an Eligible Executive, or as soon thereafter as is required by the Insurer, the Company shall pay the initial premium on the Insurance Policy to the Insurer. Thereafter, the Company shall annually (or more frequently as required by the Insurer) pay the premiums determined to be due under the Insurance Policy. While the Eligible Executive is a Participant, the amount of the premiums paid by the Company shall be sufficient, as determined by the Company in its sole discretion, to maintain life insurance coverage on the life of the Participant equal to the Benefit Amount. The Company's determination of the amount of the premium payments to be made on a Participant's Insurance Policy shall be based on reasonable assumptions made from time to time by the Company in its sole discretion. Such assumptions shall be considered terms of the Program, the same as if fully set forth within the body of this Program document, and shall include, but not be limited to, assumptions regarding the Participant's Insurance Policy crediting rate, funding rate, salary growth rate, and retirement age. The Company's obligation to make premium payments on the Insurance Policy covering the life of a Participant shall cease upon the termination of the Participant's participation, as provided for in Section 6.0.

5.2 BENEFIT AMOUNT. The Benefit Amount for a Participant shall be determined in accordance with the benefit formulas set forth in Section 5.2(a) or
      Section 5.2(b), whichever is applicable to the Participant.

      (a) Normal Benefit Amount Formulas. The Benefit Amount under the Program with respect to a Participant who is actively employed by the Employer at any time on or after January 1, 2004, shall be determined under the benefit formula in Section 5.2(a)(i) or (ii), as applicable, unless the Participant has elected, in accordance with Section 5.2(c), to have his or her Benefit Amount determined under the applicable grandfathered benefit formula in Section 5.2(b)(i) or (ii).

            (i) Normal Benefit Amount While Active Employee. The Benefit Amount for a Participant while he or she is an active employee of the Employer on or after January 1, 2004 (even if the Participant has attained his or


ARTICLE 5                            - 12 -                  PAYMENT OF BENEFITS

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                  her Normal Termination Date), shall be equal to 300 percent of the Participant's annual base salary (determined based on the Employer's records) paid to the Participant by the Employer, rounded up to the next $1,000. Any salary increase will be reflected in the Benefit Amount as soon as administratively practicable after the salary increase becomes effective. The Benefit Amount for any such Participant age 65 or older, while he or she is an active employee of the Employer, shall be equal to the Participant's Benefit Amount determined under this Section 5.2(a)(i) at age 64.

            (ii) Normal Benefit Amount After Termination of Employment. The Benefit Amount for any Participant who has terminated active employment with the Employer on or after January 1, 2004, and is eligible for continued participation in the Program thereafter pursuant to the provisions of either Section 2.1 or
                  Section 2.2 due to disability or termination of employment with Eligibility for Retirement-Related Benefits, shall be equal to (1) 200 percent of the Participant's final annual base salary on the date of his or her disability or termination of employment (determined based on the Employer's records), rounded up to the next $1,000; or (2) in the event the Participant was actively employed by the Employer at age 65 or older, 200 percent of the Participant's annual base salary at age 64 (determined based on the Employer's records), rounded up to the next $1,000. A Participant to whom this
                  Section 5.2(a)(ii) applies (or his or her Assignee, if any), shall be expected to complete, sign, and return, within the time period specified by the Administrator, any Insurance Policy coverage change form required by the Insurer as a condition for adjusting the coverage amount under the Insurance Policy on the Participant's life to the Benefit Amount determined for the Participant under the terms of this
                  Section 5.2(a)(ii).

      (b) Grandfathered Benefit Amount Formulas. The Benefit Amount under the Program shall be determined under the benefit formula in Section 5.2(b)(ii) with respect to any Participant who terminated active employment with the Employer prior to January 1, 2004, was an Officer at the time of such termination of employment, and is eligible for continued participation in the Program thereafter pursuant to the provisions of either Section 2.1 or Section 2.2 due to disability or termination of employment with Eligibility for Retirement-Related Benefits. The Benefit Amount under the Program with respect to any Participant who makes the one-time election provided for in Section 5.2(c) shall be determined under the applicable benefit formula in Section 5.2(b)(i) or (ii). The benefit formulas in Section 5.2(b)(i) and (ii) shall


ARTICLE 5                            - 13 -                  PAYMENT OF BENEFITS

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

            not be applicable in determining the Benefit Amount for any individual who was not a Participant in the Program on December 31, 2003.

            (i) Grandfathered Benefit Amount While Active Employee. The Benefit Amount for a Participant who is eligible to have his or her Benefit Amount determined under the provisions of this
                  Section 5.2(b)(i) (including eligibility due to election of the grandfathered benefit amount formula pursuant to Section 5.2(c)) while he or she is an active employee of the Employer (even if the Participant has attained his or her Normal Termination Date), shall be equal to 250 percent of the Participant's annual base salary (determined based on the Employer's records) paid to the Participant by the Employer, rounded up to the next $1,000. Any salary increase will be reflected in the Benefit Amount as soon as administratively practicable after the salary increase becomes effective. The Benefit Amount for any such Participant age 65 or older, while he or she is an active employee of the Employer, shall be equal to the Participant's Benefit Amount determined under this Section 5.2(b)(i) at age 64.

            (ii) Grandfathered Benefit Amount After Termination of Employment. The Benefit Amount for any Participant (1) who has terminated active employment with the Employer, (2) who is eligible for continued participation in the Program thereafter pursuant to the provisions of either Section 2.1 or Section 2.2 due to disability or termination of employment with Eligibility for Retirement-Related Benefits, and (3) who is otherwise eligible to have his or her Benefit Amount determined under the provisions of this Section 5.2(b)(ii) (including eligibility due to election of the grandfathered benefit amount formula pursuant to Section 5.2(c)), shall be equal to (A) 250 percent of the Participant's final annual base salary on the date of his or her disability or termination of employment (determined based on the Employer's records), rounded up to the next $1,000; or (B) in the event the Participant was actively employed by the Employer at age 65 or older, 250 percent of the Participant's annual base salary at age 64 (determined based on the Employer's records), rounded up to the next $1,000.

      (c) Option to Elect Grandfathered Benefit Amount Formulas. Any Officer who is an active employee of the Employer and a Participant on December 31, 2003 (or such other relevant date as may be established by the Administrator, in his or her sole discretion) shall have a one-time option to elect (with the written concurrence of his or her Assignee, if any) to have his or her Benefit Amount determined, on and after January 1, 2004 (or such other date as may be


ARTICLE 5                            - 14 -                  PAYMENT OF BENEFITS

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

            established by the Administrator, in his or her sole discretion), using the benefit formula set forth in Section 5.2(b)(i) (applicable while he or she is actively employed and eligible to participate in the Program) and the benefit formula set forth in Section 5.2(b)(ii) (applicable after he or she terminates employment with eligibility to continue to participate in the Program), in lieu of the applicable benefit formula set forth in Section 5.2(a)(i) or (ii). A Participant (or his or her Assignee, if applicable) may exercise this option by filing an irrevocable written election with the Administrator at the time, and in the form and manner, determined by the Administrator.

5.3 TAX ADJUSTMENT. The Company shall make a tax adjustment with respect to each premium payment made to the Insurer pursuant to Section 5.1 on the Insurance Policy covering the life of a Participant. The amount and frequency of each tax adjustment, as determined by the Company in its sole discretion, is intended to be sufficient to cover the estimated amount of federal income taxes and FICA taxes that will be incurred by the Participant on the sum of the premium payment plus the tax adjustment itself. Each tax adjustment shall be equal to the sum of two amounts that are described below and referred to herein respectively as the "tax withholding portion" and the "excess portion":

      (a) Tax Withholding Portion of Tax Adjustment: The tax withholding portion of each tax adjustment shall be equal to the combined total amount of federal income taxes and FICA taxes required to be withheld with respect to (i) each premium payment made by the Company, and (ii) each corresponding tax adjustment.

      (b) Excess Portion of Tax Adjustment: The excess portion of each tax adjustment shall be equal to the applicable tax adjustment, reduced by the related tax withholding portion of such tax adjustment determined under Section 5.3(a) with respect to the premium payment and the related tax adjustment.

      The tax withholding portion of each tax adjustment payment, as described in Section 5.3(a) (above), shall be paid by the Company directly to the applicable federal tax authorities. The excess portion of each tax adjustment payment, as described in Section 5.3(b) (above), shall be paid in cash to the Participant (or if he or she is not then living, to his or her estate). The Company's obligation to make tax adjustment payments with respect to a Participant shall cease upon the termination of the Participant's participation in the Program pursuant to the provisions of
      Section 6.0.

5.4 BENEFICIARY DESIGNATIONS. A Policyholder or, if the Policyholder has assigned the Insurance Policy pursuant to Section 4.2, the Assignee may designate a Beneficiary to receive life insurance proceeds under the Insurance Policy upon the death of the Participant, or may change an existing designation of the Beneficiary to receive such


ARTICLE 5                            - 15 -                  PAYMENT OF BENEFITS

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

      insurance proceeds. Any designation of Beneficiary or change in the designated Beneficiary shall be accomplished in accordance with the applicable terms of the Insurance Policy using forms approved by the Insurer. If, for any reason, no valid Beneficiary designation is on file with the Insurer at the time of the Participant's death, the life insurance proceeds payable under the Insurance Policy shall be paid in accordance with the terms of the Insurance Policy.

5.5 NO COMPANY OR EMPLOYER OBLIGATION. Neither the Company nor any other Employer shall have any obligation of any nature whatsoever to a Policyholder or his or her Assignee or Beneficiary under this Program if the circumstances of the Participant's death, the terms and conditions of this Program, or any other reason, precludes payment of life insurance proceeds or any other benefits under the Insurance Policy or Program.

5.6 NO AFFECT ON OTHER COMPANY BENEFITS. No portion of any premium payment on any Insurance Policy or any tax adjustment payment made with respect to a Participant as provided in this Section 5 shall be included or otherwise taken into consideration as pay, compensation or income for purposes of any other "employee welfare benefit plan" (within the meaning of Section 3(1) of ERISA), any "employee pension benefit plan" (within the meaning of
      Section 3(2) of ERISA), or any other compensation or benefit plan, program or arrangement of any Employer covering the Participant, unless expressly provided for in such plan, program or arrangement.


ARTICLE 5                            - 16 -                  PAYMENT OF BENEFITS

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                                    SECTION
                                       6.
                          TERMINATION OF PARTICIPATION

6.0 EVENTS THAT CAUSE TERMINATION OF PARTICIPATION. A Participant's participation in the Program shall terminate when the first of any of the following events occurs:

      (a)   The death of the Participant;

      (b) The Participant attains his or her Normal Termination Date and is no longer an active employee of the Employer;

      (c)   The Board (or its delegate) terminates the Program pursuant to
            Section 8.1;

      (d) The termination of the Participant's employment with the Employer, for any reason (other than death, disability as described in Section
            2.2 or termination of employment with Eligibility for Retirement-Related Benefits), prior to his or her Normal Termination Date (unless otherwise agreed to by the Employer in writing);

      (e) Cessation of the Participant's disability prior to his or her Normal Termination Date under circumstances described in Section 2.2, when the Participant does not immediately thereafter recommence employment with the Employer;

      (f) Voluntary termination of the Participant's participation in the Program initiated by the Participant giving written notice to the Administrator prior to his or her Normal Termination Date;

      (g) The Policyholder or his or her Assignee, if any, takes any of the actions described in Section 4.1 (e.g., loans or withdrawals) that cause termination of the Participant's participation in the Program;

      (h) Demotion of the Participant to a position that is classified or otherwise treated by the Employer as being a position for an individual who is at an employment classification below the Director level, as determined by the Administrator; or

      (i) The Participant is determined by the Executive Vice President - Human Resources of the Company, in his or her sole discretion, to have engaged in any competitive activity that violates the provisions of the AT&T Non-Competition Guideline, as amended from time to time, or any other non-competition commitment of the Participant to the Employer.


ARTICLE 6                            - 17 -         TERMINATION OF PARTICIPATION

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

      Termination of a Participant's participation in the Program upon the occurrence of any of the events described in this Section 6.0 shall have the consequences described in Sections 6.1, 6.2 or 6.3, whichever is applicable.

6.1 DEATH OF PARTICIPANT PRIOR TO NORMAL TERMINATION DATE. If a Participant continues to participate in the Program until his or her participation terminates due to death (as provided in Section 6.0(a)) prior to attainment of his or her Normal Termination Date, then effective as of the date of death:

      (a) The Company shall have no further obligation to make any premium payments with respect to the Insurance Policy on the Participant's life pursuant to Section 5.1.

      (b) The Policyholder's Beneficiary shall be entitled to receive the life insurance benefit payable by the Insurer under the Insurance Policy, subject to any binding settlement options elected by the Policyholder prior to the Participant's death.

      (c) The restrictions in Section 4.1 on the Policyholder or Assignee pertaining to the exercise of certain incidents of ownership of the Insurance Policy on the Participant's life (e.g., loans and withdrawals) shall no longer apply.

6.2 ATTAINMENT OF NORMAL TERMINATION DATE. If a Participant continues to participate in the Program until his or her participation terminates by reason of his or her attainment of the Normal Termination Date (as provided in Section 6.0(b)), then effective as of the date of termination of participation:

      (a) The Company shall have no further obligation to make any premium payments with respect to the Insurance Policy on the Participant's life pursuant to Section 5.1.

      (b) The Insurance Policy will have sufficient cash value, as determined using reasonable actuarial assumptions chosen by the Company in its sole discretion, to provide life insurance coverage throughout the Participant's remaining life expectancy.

      (c) The restrictions in Section 4.1 on the Policyholder or Assignee pertaining to the exercise of certain incidents of ownership of the Insurance Policy on the Participant's life (e.g., loans and withdrawals) shall no longer apply.


ARTICLE 6                            - 18 -         TERMINATION OF PARTICIPATION

                   AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

6.3 DISCONTINUANCE OF PARTICIPATION PRIOR TO NORMAL TERMINATION DATE. If a Participant's participation in the Program terminates due to the occurrence of any of the events described in Section 6.0(c) through
      Section 6.0(i), inclusive, then effective as of the date of such termination of participation:

      (a) The Company shall have no further obligation to make any premium payments with respect to the Insurance Policy on the Participant's life pursuant to Section 5.1.

      (b) The Participant, Policyholder, and any Assignee shall have no further rights under the Program and shall only be entitled to the Insurance Policy cash value as of the date of the Participant's termination of participation in the Program. The Company shall have no obligation to pay additional premiums or increase the cash value so as to provide cash values sufficient to continue any level of coverage under the Insurance Policy throughout the Participant's remaining life expectancy. The Insurance Policy's cash value (whether above or below any estimates, projections or illustrations) shall be limited solely to the cash value of the Insurance Policy on the date of the Participant's termination of participation in the Program.

      (c) The restrictions in Section 4.1 on the Policyholder or Assignee pertaining to the exercise of certain incidents of ownership of the Insurance Policy on the Participant's life (e.g., loans and withdrawals) shall no longer apply.


ARTICLE 6                            - 19 -         TERMINATION OF PARTICIPATION

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                                     SECTION

                                       7.

                               CLAIMS AND APPEALS

7.0 CLAIMS. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Program (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company's Executive Human Resources Department, setting forth his or her claim. The request must be addressed to the Company's Executive Human Resources Department at its then principal place of business. Notwithstanding the foregoing, any Beneficiary's claim for payment of life insurance proceeds from an Insurance Policy on a Participant's life shall not be considered a claim for benefits under this Program. Any such claim for life insurance proceeds should be filed with the Insurer in accordance with the terms and provisions of the applicable Insurance Policy.

7.1 CLAIM DECISION. Upon receipt of a claim, the Company's Executive Human Resources Department shall review the claim and provide the Claimant with a written notice of its decision within a reasonable period of time, not to exceed ninety (90) days, after the claim is received. If the Company's Executive Human Resources Department determines that special circumstances require an extension of time beyond the initial ninety (90) day claim review period, the Company's Executive Human Resources Department will notify the Claimant in writing within the initial ninety (90) day period and explain the special circumstances that require the extension and state the date by which the Company's Executive Human Resources Department expects to render its decision on the claim. If this notice is provided, the Company's Executive Human Resources Department may take up to an additional ninety (90) days (for a total of one hundred eighty (180) days after receipt of the claim) to render its decision on the claim.

      If the claim is denied by the Company's Executive Human Resources Department, in whole or in part, the Company's Executive Human Resources Department shall provide a written decision using language calculated to be understood by the Claimant and setting forth: (a) the specific reason or reasons for such denial; (b) specific references to pertinent provisions of this Program on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary; (d) a description of the Program's procedures for review of denied claims and the steps to be taken if the Claimant wishes to submit the claim for review; (e) the time limits for requesting a review of a denied claim under Section 7.2 and for conducting the review under Section 7.3; and (f) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA if the claim is denied following review under Section 7.3.

ARTICLE 7                             - 20 -                  CLAIMS AND APPEALS

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

7.2 REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written decision on the claim provided for in Section 7.1, the Claimant may request in writing that the Administrator review the determination of the Company's Executive Human Resources Department. Such request must be addressed to the Administrator at the address for giving notice to the Administrator designated in Section 9.3. To assist the Claimant in deciding whether to request a review of a denied claim or in preparing a request for review of a denied claim, a Claimant shall be provided, upon written request to the Administrator and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim. The Claimant or his or her duly authorized representative may, but need not, submit a statement of the issues and comments in writing, as well as other documents, records or other information relating to the claim for consideration by the Administrator. If the Claimant does not request a review of the Company's Executive Human Resources Department's decision by the Administrator within such sixty (60) day period, the Claimant shall be barred and estopped from challenging the determination of the Company's Executive Human Resources Department.

7.3 REVIEW OF DECISION. Within sixty (60) days after the Administrator's receipt of a request for review, the Administrator will review the decision of the Company's Executive Human Resources Department. If the Administrator determines that special circumstances require an extension of time beyond the initial sixty (60) day review period, the Administrator will notify the Claimant in writing within the initial sixty (60) day period and explain the special circumstances that require the extension and state the date by which the Administrator expects to render its decision on the review of the claim. If this notice is provided, the Administrator may take up to an additional sixty (60) days (for a total of one hundred twenty (120) days after receipt of the request for review) to render its decision on the review of the claim.

      During its review of the claim, the Administrator shall:

      (a) Take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial review of the claim conducted under Section 7.1;

      (b) Follow reasonable procedures to verify that its benefit determination is made in accordance with the applicable Program documents; and

      (c) Follow reasonable procedures to ensure that the applicable Program provisions are applied to the Participant to whom the claim relates in a manner consistent with how such provisions have been applied to other similarly-situated Participants.

ARTICLE 7                             - 21 -                  CLAIMS AND APPEALS

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM


           After considering all materials presented by the Claimant, the Administrator will render a decision, written in a manner designed to be understood by the Claimant. If the Administrator denies the claim on review, the written decision will include (a) the specific reasons for the decision; (b) specific references to the pertinent provisions of this Program on which the decision is based; (c) a statement that the Claimant is entitled to receive, upon request to the Administrator and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim; and (d) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA.

           The Administrator shall serve as the final review committee under the Program and shall have sole and complete discretionary authority to determine conclusively for all parties, and in accordance with the terms of the documents or instruments governing the Program, any and all questions arising from administration of the Program and interpretation of all Program provisions, determination of all questions relating to participation of Eligible Executives and eligibility for benefits, determination of all relevant facts, determination of the documents, records, and other information that are relevant to a claim, the amount and type of benefits payable to any Participant, Assignee or Beneficiary, and the construction of all terms of the Program. Decisions by the Administrator shall be conclusive and binding on all parties and not subject to further review.

           In any case, a Participant may have further rights under ERISA. The Program provisions require that Participants pursue all claim and appeal rights described above before they seek any other legal recourse regarding claims for benefits.

ARTICLE 7                             - 22 -                  CLAIMS AND APPEALS

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM


                                     SECTION

                                       8.

                           AMENDMENT AND TERMINATION

8.0 CONTINUATION OF PROGRAM. The Company does not guarantee the continuation of the Program or any benefits during employment or after termination of employment, nor does the Company guarantee any specific level of benefits. Benefits are provided under the Program at the Company's discretion and do not create a contract of employment. Neither the establishment nor the continuance of the Program shall be construed as conferring any legal rights upon any Eligible Executive or any other person for continuation of employment, nor shall such establishment or continuance interfere with the right of the Company to discharge any Eligible Executive without regard to the existence of the Program. The Company intends to continue the Program indefinitely; however, the Board reserves the right to amend or terminate the Program at any time pursuant to Section 8.1.

8.1 AMENDMENT OR TERMINATION. The Board or pursuant to delegated authority, the Chairman of the Board or the Executive Vice President - Human Resources ("Delegate"), may amend, modify, suspend or change the Program from time to time, and the Board (or its Delegate) may terminate the Program at any time. Program amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided to any class or classes of employees.

8.2 CONTINUED MAINTENANCE OF PROGRAM AFTER CHANGE IN CONTROL. Notwithstanding any other provision of the Program to the contrary (including, but not limited to the provisions of Section 8.0 and Section 8.1), if a Change in Control occurs, the Company (or its successor) shall continue to maintain the Program in accordance with its terms and conditions immediately prior to the occurrence of the Change in Control (including, but not limited to, the provisions in Section 5.1 and Section 5.3 that require the Company to make applicable premium payments and tax adjustment payments, respectively, and any amendment to such terms and conditions that was duly adopted prior to the occurrence of the Change in Control), without any material reduction in any Program benefits, features or Participant or Policyholder rights, for a minimum of two (2) years after the Change in Control occurs.

8.3 PROHIBITION ON AMENDMENTS AFTER CHANGE IN CONTROL. Notwithstanding any other provision of the Program to the contrary (including, but not limited to, the amendment provisions set forth in Section 8.0 and Section 8.1), unless required by applicable law, after the occurrence of a Change in Control, no amendment shall be made by the Board (or the successor board of directors), a delegate, the Company (or the successor of the Company), any committee, any officer, any employee of the Company (or the successor of the Company) or by any other party, to suspend, modify or eliminate the

ARTICLE 8                             - 23 -           AMENDMENT AND TERMINATION

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM


      Program continuation provisions set forth in Section 8.2, or to eliminate the restrictions contained in this Section 8.3, and no such amendment to the Program made in violation of this Section 8.3 shall be effective. Nothing in Section 8.2 or this Section 8.3 shall be construed to preclude the Company (or the successor of the Company) from implementing any amendment to the Program that was duly adopted prior to the occurrence of the Change in Control, but does not become effective until after the Change in Control occurs.


ARTICLE 8                             - 24 -           AMENDMENT AND TERMINATION

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM

                                     SECTION

                                       9.

                               GENERAL PROVISIONS

9.0 NAMED FIDUCIARY. The Administrator is hereby designated as the "named fiduciary" under this Program. The named fiduciary shall have authority to control and manage the operation and administration of this Program.

9.1 EFFECTIVE DATE. The effective date of this Program is October 1, 1999. The effective date of this amended and restated Program document is January 1, 2004.

9.2 CALENDAR YEAR PROGRAM. All Program records shall be maintained on a calendar year basis, beginning January 1 and ending December 31, except that Program records for the year 1999 shall be maintained for the period beginning October 1, 1999 and ending December 31, 1999.

9.3 NOTICE UNDER PROGRAM. Any notice to be given under this Program shall be in writing and shall be either delivered in person or mailed by United States Mail, first-class postage pre-paid. If notice is to be given to the Administrator by mail, such notice shall be addressed as indicated below and mailed to the Administrator at the following address:

                      Executive Vice President - Human Resources
                      AT&T Corp.
                      One AT&T Way
                      Bedminster, NJ  07921

      If notice is to be given to a Participant, Policyholder or Assignee by United States Mail, such notice shall be addressed to the address shown as such Participant's, Policyholder's or Assignee's address then on file with the Company's Executive Human Resources Department. Any party may change the address to which notices shall be mailed by giving written notice of such change of address.

9.4 BINDING EFFECT. This Program shall be binding upon the Company's successors and assigns, and upon the Participants, the Policyholders, and their Assignees, Beneficiaries, heirs, executors, and administrators.

9.5 WELFARE PLAN UNDER ERISA. The Program is intended to constitute an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA, covering a select group of management or highly compensated employees.


ARTICLE 9                             - 25 -                  GENERAL PROVISIONS

                  AT&T CORP. EXECUTIVE LIFE INSURANCE PROGRAM


9.6 PLAN DOCUMENT. This Program document is the plan document required by ERISA. The information contained herein provides the final and exclusive statement of the terms of the Program. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Program shall be effective until reduced to writing and adopted pursuant to Section 8.1. This document legally governs the operation of the Program, and any claim of right or entitlement under the Program shall be determined solely in accordance with its provisions pursuant to the provisions of Section 7. To the extent that there are any inconsistencies between the terms of the Insurance Policy or any related materials and the terms of this document, the terms of this document shall control and govern the operation of the Program. No other evidence, whether written or oral, shall be taken into account in determining the right of an Eligible Executive, a Participant, a Policyholder, a Beneficiary or an Assignee, as applicable, to any benefit of any type provided under the Program.

9.7 GOVERNING LAW. To the extent not preempted by applicable federal law, the Program shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey (irrespective of the choice of laws principles of the State of New Jersey).

9.8 SEVERABILITY. If any provision of this Program or the application thereof to any person or circumstance shall be held by a court of competent jurisdiction to be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of the Program and shall not affect the application of any provision of the Program to any other person or circumstance.

9.9 HEADINGS. The headings and subheadings preceding the Sections of this Program have been inserted solely as a matter of convenience and reference, and shall not, in any manner, define or limit the scope or intent of any provision of this Program.

9.10 PROCEDURAL RULES. The Administrator shall establish rules, forms and procedures for the administration of this Program from time to time.

9.11 CONSTRUCTION. The use of the singular form herein shall be deemed to include the plural form, and vice versa, as appropriate. All references to Sections contained herein refer to Sections of this Program, unless otherwise stated. The use of the words "hereof," "herein," "hereunder," and words of similar import shall refer to this entire Program, and not to any particular Section, subsection, clause, paragraph or other subdivision of this Program, unless the context clearly indicates otherwise. The word "or" shall not be exclusive; "may not" is prohibitive and not permissive.

ARTICLE 9                            - 26 -                   GENERAL PROVISIONS